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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 24, 2006

                          NORTHFIELD LABORATORIES INC.
               (Exact Name of Registrant as Specified in Charter)


           DELAWARE                     000-24050                36-3378733
(State or Other Jurisdiction of        (Commission             (IRS Employer
        Incorporation)                 File Number)          Identification No.)

                               1560 SHERMAN AVENUE
                                   SUITE 1000
                          EVANSTON, ILLINOIS 60201-4800
              (Address of Principal Executive Offices and Zip Code)

                                 (847) 864-3500
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

In connection with the appointment of Alan L. Heller to its Board of Directors effective February 24, 2006, Northfield Laboratories Inc. entered into an indemnification agreement with Mr. Heller. The agreement requires the Company to indemnify Mr. Heller to the maximum extent permitted by law and to advance all expenses he may reasonably incur in connection with the defense of any claim or proceeding in which he may be involved as a party or witness. The agreement specifies certain procedures and assumptions applicable in connection with requests for indemnification and advancement of expenses and also requires the Company to continue to maintain directors and officers and fiduciary liability insurance for a six-year period following any change in control transaction. The rights provided to Mr. Heller under the indemnification agreement are in addition to any other rights he may have under the Company's restated certificate of incorporation or bylaws, applicable law or otherwise.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On February 27, 2006, Northfield Laboratories Inc. issued a press release announcing the appointment of Alan L. Heller to its Board of Directors effective February 24, 2006.

         Mr. Heller, age 53, served from 2004 to 2005 as the President and Chief Executive Officer of American Pharmaceutical Partners, a company that develops, manufactures and markets branded and generic injectable pharmaceutical products, which recently merged with American Bioscience Inc. During 2004, Mr. Heller was an investment advisor on life science transactions to One Equity Partners, a private equity arm of JP Morgan Chase/Bank One. Previously, Mr. Heller served as Senior Vice President and President Global Renal operations at Baxter Healthcare Corporation, where he had responsibility for global operations of the Renal and Transfusion Therapies divisions as well as global manufacturing and the office of the Chief Scientific Officer. Prior to joining Baxter, Mr. Heller spent 23 years at G.D. Searle. He served in a number of positions in general management, sales, marketing, business development and finance before being named Co-President and Chief Operating Officer, with responsibility for all commercial operations worldwide. Subsequent to Searle's acquisition by Pharmacia, Mr. Heller was Executive Vice President and President, Searle Operations, overseeing the Searle integration into Pharmacia, and also serving as a member of the Pharmacia Management Committee. Mr. Heller received a B.S. degree in accounting from the University of Illinois at Chicago in 1975 and an MBA degree from DePaul University in 1982.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

         (d)   Exhibits.

               Exhibit No.       Description
               -----------       -----------

               10.1 Form of Indemnification Agreement -- Director (incorporated herein by reference to Exhibit
                                 10.19 to the Registrant's Quarterly Report on Form 10-Q for the Registrant's quarter ended February 28, 2001)

               99.1              Press Release dated February 27, 2006


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   March 1, 2006                  NORTHFIELD LABORATORIES INC.

                                            By:  /s/ Jack J. Kogut
                                               -------------------------------
                                                 Jack J. Kogut
                                                 Senior Vice President and
                                                 Chief Financial Officer


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                                  EXHIBIT INDEX


      EXHIBIT NO.                           DESCRIPTION
      -----------                           -----------

      10.1 Form of Indemnification Agreement -- Director (incorporated herein by reference to Exhibit
                                10.19 to the Registrant's Quarterly Report on Form 10-Q for the Registrant's quarter ended February 28, 2001)

      99.1                      Press Release dated February 27, 2006